                                                                    EXHIBIT 10.6


                        ASSIGNMENT OF RIGHT TO SUBLICENSE
                                 USE OF SOFTWARE


       ENTERED INTO AT MONTREAL, PROVINCE OF QUEBEC, ON NOVEMBER 8, 2000;


BETWEEN: MCE HOLDING CORPORATION, a corporation incorporated under the laws of the State of Delaware, United States of America, having its registered office in Dover, County of Kent, State of Delaware (U.S.A.), ("UsCo");

         PARTY OF THE FIRST PART


AND: 3044016 NOVA SCOTIA COMPANY, a corporation incorporated under the laws of Nova Scotia, having its registered office in Halifax, Nova Scotia, ("NSCo");


         PARTY OF THE SECOND PART


AND: ERICSSON CANADA INC, a corporation incorporated under the laws of Canada, having its registered office in Montreal, Quebec, ("ERICSSON");


WITNESSETH:

WHEREAS ERICSSON TELECOM A.B. has granted to Ericsson a non-exclusive license to use the software known as "iPulse 1.5" (the "Software") and Ericsson has granted to UsCo a non-exclusive licence to use the Software only for the purposes provided in a license agreement entered into on November 8, 2000 between UsCo and Ericsson, a copy of which is attached hereto as Exhibit A (the "LICENSE AGREEMENT") to form part of this Assignment;

WHEREAS UsCo has, under the License Agreement, an assignable right to sublicense use of the Software only as provided in the License Agreement;

WHEREAS UsCo wishes to assign to NSCo its right to sublicense use of the Software only as provided in the License Agreement;

WHEREAS NSCo agrees to be bound by all of the terms and conditions of the License Agreement;

WHEREAS Ericsson agrees to the assignment by UsCo to NSCo of its right to sublicense use of the Software and undertakes to be bound toward NSCo by all of its obligations under the License Agreement;;

NOW THEREFORE the parties hereto hereby covenant and agree as follows:

                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATIONS

1.1 DEFINITIONS - As used in this Assignment, the following terms have the following meaning:

         1.1.1 "ASSIGNMENT" means this Assignment of Right to Sublicense Use of the Software;

         1.1.2 "LICENSE AGREEMENT" means the License Agreement entered into on November 8, 2000 between UsCo and Ericsson, together with all the exhibits, schedules and written instruments supplemental thereto;

         1.1.3 "NSCO SHARES" means 633,659 common shares of the capital stock of NSCo issued to UsCo pursuant to this Assignment;

         1.1.4 "SUBSIDIARY" means a company which satisfies the conditions provided at Section 2(5) of the Canada Business Corporations Act;

         1.1.5 "TERMS & CONDITIONS" means the terms and conditions set forth in Schedule 1 to the License Agreement.

1.2 APPLICABLE LAW - This Assignment shall be construed and enforced in accordance with, and the rights of the parties shall be construed and governed by, the laws of the Province of Quebec and the laws of Canada applicable therein.

1.3 CURRENCY - In this Assignment, all money amounts are expressed in United States dollars unless otherwise provided.

1.4 RECITALS AND SCHEDULE - The recitals and Exhibits A and B form an integral part of this Assignment.

1.5 HEADINGS - The titles and headings in this Assignment are solely for reference and shall not affect the scope, intention or interpretation of the provisions hereof.

1.6 GENDER - In all cases where the context of this Assignment requires or permits same, the singular shall include the plural and the masculine shall include the feminine.

1.7 ENTIRE AGREEMENT - This Assignment, together with the License Agreement, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein and, the other documents to be delivered pursuant hereto.

1.8 SEVERABILITY - Each provision of this Assignment shall be interpreted separately and the nullity of any provision of this Assignment shall not render the remaining parts of the Assignment null.

1.9 WAIVER - No supplement, modification or waiver or termination of this Assignment shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                                   ARTICLE 2

                       ASSIGNMENT OF RIGHT TO SUB-LICENSE

2.1 ASSIGNMENT - UsCo hereby assigns to NSCo its right under the License Agreement.

2.2 PRICE - As consideration for this Assignment to NSCo, NSCo shall pay to UsCo an amount of $6,336,588.75 (the "PRICE").

2.3 PAYMENT - The Price is hereby paid to UsCo by NSCo by the delivery to UsCo of the NSCo Shares.

2.4 The parties agree that all of the obligations of UsCo and Ericsson under the License Agreement are incorporated herein by reference; NSCo specifically undertakes to be bound by all of UsCo's obligations under the License Agreement and Ericsson undertakes to be bound toward NSCo by all of its obligations under the License Agreement.

                                   ARTICLE 3

                     WARRANTIES AND REPRESENTATIONS OF USCO

UsCo warrants and represents to NSCo as follows and acknowledges that NSCo is relying upon such representations and warranties in connection with the assignment to NSCo of the right to sublicense use of the Software and that NSCo would not have entered into this Assignment without the full benefit of such warranties and representations.

3.1 CORPORATE STATUS - UsCo is a corporation duly incorporated, organized and is validly existing under the laws of the State of Delaware (United States of America) and is in good standing under the laws of each jurisdiction in which it is carrying on business or in which it owns or holds property.

3.2 POWERS AND AUTHORIZATIONS - UsCo has the capacity, power and authority and full legal right to enter into and execute this Assignment and all ancillary documents hereto and to perform all of its obligations thereunder. UsCo has taken all necessary action to authorize the execution of this Assignment and its ancillary documents on its behalf by its officers, directors and shareholders and to authorize the performance of all of its obligations thereunder; this Assignment and such ancillary documents have been duly executed by a duly authorized person on behalf UsCo and this Assignment and its ancillary documents constitute valid and legally binding obligations of UsCo enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

3.3 ABSENCE OF CONFLICTING AGREEMENTS ETC. - Save and except as may result from the identity of NSCo or its attributes or actions, the execution and performance of this Assignment as well as of all the documents relating thereto shall not (i) place UsCo in a situation of default under any agreement, contract or obligation of any kind, (ii) result in the creation of, or require the creation of any lien upon the Software, or (iii) result in the termination, cancellation, modification, amendment, or renegotiations of any contract, agreement, indenture, instrument or commitment to which the Software is subject.

3.4 TRUE AND COMPLETE REPRESENTATIONS AND WARRANTIES - The representations and warranties of UsCo contained in this Assignment are true, accurate and complete in all material respects and there has been no omission by UsCo to state any fact necessary to make the statements herein not misleading.

                                   ARTICLE 4

                     WARRANTIES AND REPRESENTATIONS OF NSCO

NSCo warrants and represents to UsCo as follows and acknowledges that UsCo is relying upon such representations and warranties in connection with the assignment to NSCo of the right to sublicense use of the Software and that UsCo would not have entered into this Assignment without the full benefit of such warranties and representations.

4.1 CORPORATE STATUS - NSCo is a corporation duly incorporated, organized and is validly existing under the laws of the Province of Nova Scotia (Canada) and is in good standing under the laws of each jurisdiction in which it is carrying on business or in which it owns or holds property.

4.2      SUBSIDIARY - NSCo is a wholly-owned subsidiary of UsCo in Canada.

4.3 CORPORATE POWERS AND AUTHORIZATIONS - NSCo has the capacity, power and authority and full legal right to enter into and execute this Assignment and all ancillary documents hereto and to perform all of its obligations hereunder, including the obligations of UsCo under the License Agreement. NSCo has taken all necessary action to authorize execution of this Assignment and its ancillary documents on its behalf by its officers, directors and shareholders and to authorize the performance of all its obligations thereunder. This Assignment and such ancillary documents have been duly executed by a duly authorized person on behalf of NSCo and this Assignment and its ancillary documents constitute valid and legally binding obligations of NSCo enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

4.4 VALID ISSUANCE OF SHARES - The board of directors of NSCo has duly authorized and issued to UsCo in accordance with all relevant and applicable corporate and securities laws, the NSCo Shares, as fully paid and non-assessable.

4.5 REPRESENTATIONS AND WARRANTIES - The representations and warranties of NSCo contained in this Assignment are true, accurate and complete in all material respects and there has been no omission by NSCo to state any fact necessary to make the statements herein not misleading.

                                   ARTICLE 5

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES - All the warranties and representations and covenants and agreements made and given hereunder or in any agreement contemplated hereby shall continue to have full force and effect from the date of execution hereof.

                                   ARTICLE 6

                                  MISCELLANEOUS

6.1 FURTHER ASSURANCES - Each party upon the request of the other party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Assignment.

6.2 SUCCESSORS IN INTEREST - This Assignment and the provisions hereof shall enure to the benefit of and be binding upon the parties and their respective successors and assigns. Neither NSCo or UsCo may assign any of its rights and obligations hereunder without the prior consent of the other party.

6.3 NOTICES - Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and shall be delivered either by personal delivery or by telex, telecopier or similar telecommunication device and addressed as follows:

                  (a)      in the case of UsCo, to it at:

                           MCE Holding Corporation
                           Snorrabraut 54
                           IS-105 Reykjavik
                           Iceland

                           Attention:  General Counsel

                           Telecopier: (354) 535-0080

                  (b)      in the case of NSCo, to it at:

                           Snorrabraut 54
                           IS-105 Reykjavik
                           Iceland

                           Attention:  General Counsel

                           Telecopier: (354) 535-0080

Any notice, direction or other instrument aforesaid shall be deemed to have been given and received, if sent by telex, telecopier or similar telecommunications device on the next business day following receipt of such transmission or, if delivered, to have been given and received on the date of such delivery. Any party may change its address for service by written notice given as aforesaid.

6.4 EXPENSES - Each party shall bear and pay all costs, expenses and fees (including, without limitation, legal counsel and accounting fees and disbursements) incurred by it in connection with the preparation, execution and consummation of this Assignment and the transactions contemplated hereunder; it being understood, whether or not the transaction contemplated in this Assignment and ancillary documentation closes, UsCo shall not be responsible and shall not assume any of NSCo's transaction expenses.

6.5 COUNTERPARTS - This Assignment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, and such counterparts together shall constitute one and the same instrument.

6.6 NO THIRD PARTY BENEFICIARIES - Except as otherwise indicated herein, nothing in this Assignment shall confer any rights upon any person or entity not a party or a permitted transferee of a party to this Assignment.

IN WITNESS WHEREOF, the parties and Ericsson have executed this Assignment on the date and at the place first above mentioned.





                                        MCE HOLDING CORPORATION


                                        By: /s/ GUNNAR THORODSSEN
                                            -------------------------------


                                        3044016 NOVA SCOTIA COMPANY


                                        By: /s/ GUNNAR THORODSSEN
                                            -------------------------------


                                        ERICSSON CANADA INC.


                                        By: /s/ DAVID WILLIAMS General Counsel
                                            ----------------------------------

                                                                       EXHIBIT A

                                LICENSE AGREEMENT


ENTERED INTO AT MONTREAL, PROVINCE OF QUEBEC, ON NOVEMBER 8, 2000;


AMONG: MCE HOLDING CORPORATION, a corporation incorporated under the laws of the State of Delaware, United States of America, having its registered office in Dover, County of Kent, State of Delaware (U.S.A.), ("UsCo");


AND: ERICSSON CANADA INC., a corporation incorporated under the laws of Canada, having its registered office in Montreal, Quebec, ("ERICSSON");


WITNESSETH:

WHEREAS ERICSSON TELECOM AB owns a certain computer software known as "IPULSE 1.5", the whole as described in more detail at Exhibit A hereto (the "SOFTWARE");

WHEREAS ERICSSON TELECOM AB has granted to Ericsson a non-exclusive license to use the Software as provided herein;

WHEREAS Ericsson wishes to grant to UsCo a non-exclusive license to use the Software only for the purposes provided herein.


NOW THEREFORE the parties hereto hereby covenant and agree as follows.

                                   ARTICLE 1

                         DEFINITIONS AND INTERPRETATIONS

1.1 DEFINITIONS - As used in this Agreement, the following terms have the following meaning:

         1.1.1 "AGREEMENT" means this License Agreement including its recitals, its Schedules and all written instruments supplemental hereto signed by all the parties hereto, and any amendment or confirmation hereof;

         1.1.2 "BUSINESS DAY" means any day, other than a Saturday, Sunday, or other day on which the majority of the branches of the principal commercial banks located in Montreal, Quebec are not open for business during normal banking hours;

         1.1.3 "LIENS" means (i) all hypothecs, mortgages, pledges, privileges, liens, security interests, transfers of property in stock, security granted under the Bank Act (Canada), charges, leases, occupation rights, restrictive covenants, title defects and other encumbrances or rights of others of any nature whatsoever or however arising, and (ii) all actions, claims or demands of any nature whatsoever or howsoever arising; and "Lien" means any one of them;

         1.1.4 "MICROCELL" means Microcell Telecommunications Inc. and certain affiliated companies, as defined in the Terms & Conditions;

         1.1.5 "PARTIES" means Ericsson and UsCo and "Party" means any one of them;

         1.1.6 "PERSON" means an individual, a corporation, a partnership, a trustee or any unincorporated organization;

         1.1.7 "SUBSIDIARY" means a company which satisfies the conditions provided at Section 2(5) of the Canada Business Corporations Act;

         1.1.8 "TERMS & CONDITIONS" means the terms and conditions set forth in Schedule 1 hereto.

         1.1.9 "UsCo SHARES" means 31 fully paid and non-assessable common shares of the Capital Stock of UsCo issued to Ericsson pursuant to this Agreement.



1.2 OTHER DEFINITIONS - Defined terms in this Agreement, not otherwise defined herein, have the meaning ascribed thereto in Schedule 1.

1.3 APPLICABLE LAW - This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be construed and governed by, the laws of the Province of Quebec and the laws of Canada applicable therein.

1.4 CURRENCY - In this Agreement, all money amounts are expressed in United States dollars unless otherwise provided.

1.5 RECITALS AND SCHEDULE - The recitals, Schedule 1 and Exhibits A and B form an integral part of this Agreement.

1.6 HEADINGS - The titles and headings in this Agreement are solely for reference and shall not affect the scope, intention or interpretation of the provisions hereof.

1.7 GENDER - In all cases where the context of this Agreement requires or permits same, the singular shall include the plural and the masculine shall include the feminine.

1.8 ENTIRE AGREEMENT - This Agreement, and the agreements and other documents to be delivered pursuant hereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth herein and, the other documents to be delivered pursuant hereto.

1.9 SEVERABILITY - Each provision of this Agreement shall be interpreted separately and the nullity of any provision of this Agreement shall not render the remaining parts of the Agreement null.

1.10 WAIVER - No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                                   ARTICLE 2

                                GRANT OF LICENSE

2.1 LICENSE - Ericsson hereby grants to UsCo a non-transferable, non-revocable, non-exclusive license to use the Software only for the purpose of granting a non-transferable sublicense to Microcell, only for use in Canada on the Terms and Conditions, The right to sublicense granted hereunder may be assigned to a wholly owned subsidiary of UsCo in Canada, subject to such subsidiary agreeing to be bound by all of UsCo's obligations under this Agreement. Any rights other than those required to provide the rights expressly granted to Microcell as set forth in the Terms and Conditions, have been retained by Ericsson Telecom A.B. and are not included in this Agreement.

2.2 SUBLICENSE - The sublicense with Microcell shall reflect all of the Terms and Conditions and shall be consistent therewith.

2.3 PRICE - As consideration for the license hereby granted to UsCo, UsCo shall pay to Ericsson an amount of $6,336,588.75 (the "Price").

2.4 PAYMENT - The Price is hereby paid to Ericsson by UsCo by the delivery to Ericsson of the UsCo Shares.

2.5 The parties agree that the obligations provided at Article 7 (Confidentiality) of the Terms and Conditions are incorporated herein by reference to bind the parties hereto and UsCo also undertakes to enforce compliance of its sublicensee with these obligations and with the obligations set forth in Article 3 (Trade-marks) of the Terms and Conditions.

                                   ARTICLE 3

                   WARRANTIES AND REPRESENTATIONS OF ERICSSON

         Ericsson warrants and represents to UsCo as follows and acknowledges that UsCo is relying upon such representations and warranties in connection with the granting of the license and that UsCo would not have entered into this Agreement without the full benefit of such warranties and representations.

3.1 CORPORATE STATUS - Ericsson is a corporation duly incorporated, organized and is validly existing under the laws of Canada and is in good standing under the laws of each jurisdiction in which it is carrying on business or in which it owns or holds property.


3.2 POWERS AND AUTHORIZATIONS - Ericsson has the capacity, power and authority and full legal right to enter into and execute this Agreement and to perform all of its obligations hereunder; Ericsson has taken all necessary action to authorize the execution of this Agreement on its behalf by its officers, directors and shareholders and to authorize the performance of all of its obligations hereunder; this Agreement has been duly executed by a duly authorized person on behalf of Ericsson and this constitutes valid and legally binding obligations of Ericsson enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

3.3 ABSENCE OF CONFLICTING AGREEMENTS ETC. - Save and except as may result from the identity of UsCo or its attributes or actions, the execution and performance of this Agreement as well as of all the documents relating thereto shall not (i) place Ericsson in a situation of default under any agreement, contract or obligation of any kind, (ii) result in the creation of, or require the creation of any Lien upon the Software, or (iii) result in the termination, cancellation, modification, amendment, or renegotiations of any contract, agreement, indenture, instrument or commitment to which the Software is subject.

3.4 TRUE AND COMPLETE REPRESENTATIONS AND WARRANTIES - The representations and warranties of Ericsson contained in this Agreement are true, accurate and complete in all material respects and there has been no omission by Ericsson to state any fact necessary to make the statements herein not misleading.

                                   ARTICLE 4

                     WARRANTIES AND REPRESENTATIONS OF USCO

UsCo warrants and represents to Ericsson as follows and acknowledges that Ericsson is relying upon such representations and warranties in connection with the granting of the license to UsCo and that Ericsson would not have entered into this Agreement without the full benefit of such warranties and representations.

4.1 CORPORATE STATUS - UsCo is a corporation duly incorporated, organized and is validly existing under the laws of the State of Delaware (United States of America) and is in good standing under the laws of each jurisdiction in which it is carrying on business or in which it owns or holds property.

4.2 CORPORATE POWERS AND AUTHORIZATIONS - UsCo has the capacity, power and authority and full legal right to enter into and execute this Agreement and all ancillary documents hereto and to perform all of its obligations thereunder. UsCo has taken all necessary action to authorize the execution of this Agreement and its ancillary documents on its behalf by its officers, directors and shareholders and to authorize the performance of all of its obligations thereunder; this Agreement and such ancillary documents have been duly executed by a duly authorized person on behalf UsCo and this Agreement and its ancillary documents constitute valid and legally binding obligations of UsCo enforceable against it in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

4.3 VALID ISSUANCE OF SHARES - The board of directors of UsCo has duly authorized and issued to Ericsson, in accordance with all relevant and applicable corporate and securities laws, the UsCo Shares, as fully paid and non-assessable, free and clear of any liens.

4.4 The minute books of UsCo and its Canadian subsidiary are complete and accurate and contain copies of all by-laws and resolutions passed by its stockholders and directors since the date of their incorporation; all of which by-laws and resolutions have been duly passed. The share certificate books, register of stockholder, register of transfer and register of directors are complete and accurate.

4.5 REPRESENTATIONS AND WARRANTIES - The representations and warranties of UsCo contained in this Agreement are true, accurate and complete in all material respects and there has been no omission by UsCo to state any fact necessary to make the statements herein not misleading.

                                   ARTICLE 5

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES - All the warranties and representations and covenants and agreements made and given hereunder or in any agreement contemplated hereby shall continue to have full force and effect from the date of execution hereof, notwithstanding any verification made by any of the Parties.

                                   ARTICLE 6


                                      TERM

6.1 TERM - This Agreement shall terminate on the date which is three (3) years from the date (the "Commencement Date") which is earlier of (a) the first commercial use of the Software by Microcell and (b) May 15, 2001.

                                   ARTICLE 7


                      INDEMNITY AND LIMITATION OF WARRANTY

7.1 Subject to Section 7.5 below, Ericsson will defend, at its expense, any actions brought against UsCo to the extent that the use of the Software infringes any third party's intellectual property rights and Ericsson shall indemnify and hold UsCo harmless with respect to all resulting court costs and damages definitely awarded against UsCo for such infringement of intellectual property rights, except where UsCo uses the Software in conjunction with equipment or apparatus not supplied by Ericsson and the infringement arises from such use in conjunction with this equipment or apparatus, the whole provided that:

         7.1.1 UsCo notifies Ericsson in writing of any matter in respect of which the foregoing may apply within five (5) Business Days of becoming aware of such matter; and

         7.1.2 Ericsson has sole control over the defense, settlement or compromise of any such action.

7.2 Subject to Section 7.5 below, if the use of the Software is held to constitute infringement of a third party's rights or in Ericsson's opinion is likely to become the subject of a claim based on an alleged infringement or breach as aforesaid, Ericsson must use commercially reasonable efforts to accomplish, at its expense, one of the following, at its option:

         7.2.1 modify the Software so that there is no longer any infringement or breach;

         7.2.2 procure for UsCo the right to continue to use the Software as modified;

         7.2.3 replace the Software, or any part thereof with non-infringing software or component.

         The foregoing states the entire liability of Ericsson with respect to any intellectual property claim made against UsCo.

7.3 Subject to 7.4 below, Ericsson warrants only that the Software will perform in substantial accordance with the accompanying user manual, documents or product descriptions for ninety (90) days following the Commencement Date. Ericsson's and Ericsson Telecom A.B.'s entire liability and UsCo's exclusive remedy for any claim against them shall be, at Ericsson's option, to repair or replace the portion of the Software which does not meet the above limited warranty; provided that there have been no modifications to, or attempts to modify, the Software in any manner whatsoever and the non-performing portion of the Software is returned to Ericsson. Except as provided above, the Software is provided "As Is" and without warranties, express or implied, including implied warranties of merchantability or fitness for a particular purpose. UsCo assumes all risks as to selection, quality, installation, results and performance. Ericsson does not warrant that the Software will meet UsCo's or its sublicensees' requirements or that the operation of the Software will be uninterrupted or error free.

7.4 Neither Ericsson nor Ericsson Telecom A.B. nor any of their suppliers shall be liable for any special, incidental, indirect, or consequential damages whatsoever (including without limitation loss of business or profits, business interruption or delay, or loss or inability to use data), even if they or any of their suppliers have been advised of the possibility of such damages. Regardless of whether any remedy set forth in this Agreement fails of its essential purpose, UsCo shall have no other recourse in connection with its use of the Software.

7.5 Any recourse which UsCo might otherwise have against Ericsson pursuant to Section 7.1 and 7.2 will not apply to any portion of the Software which was created, developed or supplied to Ericsson by OZ.COM or any related company under the terms of the General Cooperation and Development Agreement between Ericsson Radio Systems AB and OZ.COM ("OZ Software"), and where any action for infringement arises in connection with the use of OZ Software, Ericsson shall have no obligation to UsCo or any sublicensee and UsCo renounces to any rights or recourses it may have against Ericsson and agrees that the sole recourse available to it or its licensees shall be against OZ.COM.

7.6 The provisions of this Article 7 shall survive the termination or expiration of this Agreement.

                                   ARTICLE 8

                                  MISCELLANEOUS

8.1 FURTHER ASSURANCES - Each Party upon the request of the other Party, whether before or after the date hereof, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

8.2 SUCCESSORS IN INTEREST - This Agreement and the provisions hereof shall enure to the benefit of and be binding upon the Parties and their respective successors and assigns. UsCo and Ericsson may not assign this Agreement or any of its rights and obligations hereunder without the prior consent of the other Party, save and except that UsCo may assign this Agreement as specifically provided herein or to OZ.COM pursuant to a merger or any other type of reorganization.

8.3 NOTICES - Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and shall be delivered either by personal delivery or by telex, telecopier or similar telecommunication device and addressed as follows:

         (a)      in the case of Ericsson, to it at:

                               ERICSSON CANADA INC.
                               8400 Decarie Blvd
                               Town of Mount Royal, Quebec
                               H4P 2N2

                               Attention:  General Counsel

                               Telecopier: (514) 345-7981

         (b)      in the case of UsCo, to it at:

                               MCE Holding Corporation
                               Snorrabraut 54
                               IS-105 Reykjavik
                               Iceland

                               Attention:  General Counsel

                               Telecopier: (354) 535-0080

         Any notice, direction or other instrument aforesaid shall be deemed to have been given and received, if sent by telex, telecopier or similar telecommunications device on the next Business Day following receipt of such transmission or, if delivered, to have been given and received on the date of such delivery. Any Party may change its address for service by written notice given as aforesaid.

8.4 EXPENSES - Each party shall bear and pay its respective costs, expenses and fees (including, without limitation, legal counsel and accounting fees and disbursements) incurred by it in connection with the preparation, execution and consummation of this Agreement and the transactions contemplated hereunder; it being understood, whether or not the transaction contemplated in this Agreement and ancillary documentation closes, Ericsson shall not be responsible and shall not assume any of UsCo's transaction expenses.

8.5 COUNTERPARTS - This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, and such counterparts together shall constitute one and the same instrument.

8.6 NO THIRD PARTY BENEFICIARIES - Except as otherwise indicated herein, nothing in this Agreement shall confer any rights upon any Person or entity not a party or a permitted transferee of a party to this Agreement.


IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and at the place first above mentioned.


                                       ERICSSON CANADA INC.


                                       By: ____________________________________


                                       MCE HOLDING CORPORATION


                                       By: ____________________________________